UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2018

RESTAURANT BRANDS INTERNATIONAL INC.

RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Canada Ontario	001-36786 001-36787	98-1202754 98-1206431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Restaurant Brands International Inc.

Restaurant Brands International Limited Partnership

226 Wyecroft Road

Oakville, Ontario L6K 3X7

(Address of principal executive offices, including Zip Code)

(905) 845-6511

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 2, 2018, two indirect subsidiaries of Restaurant Brands International Inc. (the “Company”), 1011778 B.C. Unlimited Liability Company, an unlimited liability company organized under the laws of British Columbia (the “Parent Borrower”), and New Red Finance, Inc., a Delaware corporation and a direct wholly-owned subsidiary of the Parent Borrower (the “Subsidiary Borrower” and together with the Parent Borrower, the “Borrowers”), entered into a third amendment (the “Third Amendment”) to the Credit Agreement dated as of October 27, 2014 (the “Credit Agreement”), by and among the Borrowers, 1013421 B.C. Unlimited Liability Company, the guarantors party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent. The Third Amendment amends the Credit Agreement to (i) exclude from GAAP any applicable changes with respect to revenue recognition such that the revenue recognition standards in place at the execution of the Credit Agreement from Accounting Standards Codification (“ASC”) Topic 605, Revenue Recognition and ASC Subtopic 952-605, Franchisors—Revenue Recognition, solely as it relates to initial and renewal franchise fees and upfront fees from development agreements and master franchise and development agreements, shall continue to apply; (ii) provide for mandatory prepayments equal to 50%, 25% and 0% of annual excess cash flow of the Parent Borrower and its subsidiaries if the first lien senior secured leverage ratio is above 4.00x, between 3.75x and 4.00x and below 3.75x, respectively (rather than above 3.75x, between 3.50x and 3.75x and below 3.50x, respectively); and (iii) allow for unlimited restricted payments when the total leverage ratio is not greater than 4.75x (rather than 4.50x).

For a description of the Credit Agreement, see the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 23, 2018.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTAURANT BRANDS INTERNATIONAL INC. RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP, by its general partner RESTAURANT BRANDS INTERNATIONAL INC.

Date: October 9, 2018	/s/ Matthew Dunnigan
	Name:	Matthew Dunnigan
	Title:	Chief Financial Officer